                                                                    Exhibit 4.15


                    FIFTH SUPPLEMENTAL SENIOR NOTE INDENTURE

     FIFTH SUPPLEMENTAL SENIOR NOTE INDENTURE dated as of March 27, 2000 (this "Supplemental Senior Note Indenture") among P&L Coal Holdings Corporation, a Delaware corporation (the "Company"), each Senior Note Guarantor (as defined in the Senior Note Indenture referred to herein) and State Street Bank and Trust Company, as Senior Note Trustee under the Senior Note Indenture referred to below (the "Senior Note Trustee").

                               W I T N E S S E T H

     WHEREAS, the Company has heretofore executed and delivered to the Senior Note Trustee a Senior Note Indenture dated as of May 18, 1998 (the "Senior Note Indenture") providing for the issuance of an aggregate principal amount of up to $550.0 million of 8-7/8% Senior Notes due 2008 (the "Senior Notes");

     WHEREAS, the Company desires to clarify the definition of "Lien" in Section
1.01 of the Senior Note Indenture;

     WHEREAS, Section 9.01 of the Senior Note Indenture provides that the Company, the Senior Note Guarantors and the Senior Note Trustee may enter into a supplemental indenture, without the consent of any Holders, for the purpose of curing any ambiguity, defect or inconsistency or for the purpose of making any change that does not adversely affect the Holders of the Senior Notes;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Senior Note Guarantors and the Senior Note Trustee hereby agree as follows:

     1. Capitalized Terms. Capitalized terms used herein without definition
        -----------------
shall have the meanings assigned to them in the Senior Note Indenture.

     2. Amendment to Senior Note Indenture. The definition of "Lien" in Section
        ----------------------------------
1.01 of the Senior Note Indenture is hereby amended by inserting the following clause at the end thereof: ", but excluding any of the foregoing arising as a result of a sale, contribution, disposition or other transfer of accounts, chattel paper, payment intangibles, promissory notes and/or related assets otherwise permitted under the terms hereof".

     3. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL
        ----------------------
GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL SENIOR NOTE INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     4. Counterparts. The parties may sign any number of copies of this
        ------------
Supplemental Senior Note Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     5. Effect of Headings. The Section headings herein are for convenience only
        ------------------
and shall not affect the construction hereof.

     6. The Senior Note Trustee. The Senior Note Trustee shall not be
        -----------------------
responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Senior Note Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Senior Note Guarantors.

     IN WITNESS WHEREOF, the parties have caused this Supplemental Senior Note Indenture to be duly executed as of the date and year first above written.

                                P&L COAL HOLDINGS CORPORATION

                                By:  /s/ J.L. Klinger
                                     ------------------------------------
                                     Name:  J.L. Klinger
                                     Title: Vice President-Legal Services
                                            and Secretary


                                STATE STREET BANK AND TRUST
                                COMPANY, as Trustee

                                By:  /s/ Philip G. Kane, Jr.
                                     ------------------------------------
                                     Name:  Philip G. Kane, Jr.
                                     Title: Vice President


                                AFFINITY MINING COMPANY

                                By:  /s/ J.C. Klingl
                                     ------------------------------------
                                     Name:  J.C. Klingl
                                     Title: Vice President and Treasurer


                                ARID OPERATIONS INC.

                                By:  /s/ Steven F. Schaab
                                     ------------------------------------
                                     Name:  S. F. Schaab
                                     Title: Vice President and Treasurer


                                BIG SKY COAL COMPANY

                                By:  /s/ J.C. Klingl
                                     ------------------------------------
                                     Name:  J.C. Klingl
                                     Title: Vice President and Treasurer


                                BLACKROCK FIRST CAPITAL CORPORATION

                                By:  /s/ J.C. Sevem
                                     ------------------------------------
                                     Name:  J.C. Sevem
                                     Title: Vice President

                                BLUEGRASS COAL COMPANY


                                     /s/ Steven F. Schaab
                                By:  ------------------------------------
                                     Name:   S.F. Schaab
                                     Title:  Vice President and Treasurer


                                CABALLO COAL COMPANY


                                     /s/ Steve F. Schaab
                                By:  ------------------------------------
                                     Name:   S.F. Schaab
                                     Title:  Vice President and Treasurer


                                CHARLES COAL COMPANY


                                     /s/ J.C. Sevem
                                By:  ------------------------------------
                                     Name:   J.C. Sevem
                                     Title:  Vice President


                                COAL PROPERTIES CORP.


                                     /s/ Steven F. Schaab
                                By:  ------------------------------------
                                     Name:   S.F. Schaab
                                     Title:  Vice President and Treasurer


                                COLONY BAY COAL COMPANY


                                By:  Charles Coal Company


                                     /s/ J.C. Sevem
                                By:  ------------------------------------
                                     Name:   J.C. Sevem
                                     Title:  Vice President

                                COOK MOUNTAIN COAL COMPANY

                                     /s/ Steven F. Schaab
                                By:  ------------------------------------
                                     Name:   S.F. Schaab
                                     Title:  Vice President and Treasurer


                                COTTONWOOD LAND COMPANY

                                     /s/ Steven F. Schaab
                                By:  ------------------------------------
                                     Name:   S.F. Schaab
                                     Title:  Vice President and Treasurer


                                EACC CAMPS, INC.


                                     /s/ J.C. Sevem
                                By:  ------------------------------------
                                     Name:   J.C. Sevem
                                     Title:  Vice President


                                EASTERN ASSOCIATED COAL CORP.


                                     /s/ Steven F. Schaab
                                By:  ------------------------------------
                                     Name:   S.F. Schaab
                                     Title:  Vice President and Treasurer


                                EASTERN ROYALTY CORP.


                                     /s/ J.C. Sevem
                                By:  ------------------------------------
                                     Name:   J.C. Sevem
                                     Title:  Vice President


                                GOLD FIELDS CHILE, S.A.


                                     /s/ Steven F. Schaab
                                By:  ------------------------------------
                                     Name:   S.F. Schaab
                                     Title:  Vice President

                                GOLD FIELDS MINING CORPORATION

                                        /s/ Steven F. Schaab
                                By:  -------------------------------
                                     Name:  S. F. Schaab
                                     Title: Vice President and Treasurer


                                GOLD FIELDS OPERATING CO.-ORTIZ

                                        /s/ Steven F. Schaab
                                By:  ------------------------------
                                     Name:  S. F. Schaab
                                     Title: Vice President and Treasurer


                                GRAND EAGLE MINING, INC.

                                        /s/ Steven F. Schaab
                                By:  ------------------------------
                                     Name:  S. F. Schaab
                                     Title: Vice President


                                HAYDEN GULCH TERMINAL, INC.

                                        /s/ Steven F. Schaab
                                By:  ------------------------------
                                     Name:  S. F. Schaab
                                     Title: Vice President


                                HIGHLAND MINING COMPANY

                                        /s/ J.C. Klingl
                                By:  ------------------------------
                                     Name:  J.C. Klingl
                                     Title: Vice President


                                INDEPENDENCE MATERIAL HANDLING COMPANY

                                        /s/ Steven F. Schaab
                                By:  ------------------------------
                                     Name:  S. F. Schaab
                                     Title: Vice President and Treasurer

                                INTERIOR HOLDINGS CORP.


                                By:  /s/ Steven F. Schaab
                                     ------------------------------------
                                     Name:  S.F. Schaab
                                     Title: Vice President and Treasurer


                                JAMES RIVER COAL TERMINAL COMPANY

                                By:  /s/ Steven F. Schaab
                                     ------------------------------------
                                     Name:  S.F. Schaab
                                     Title: Vice President and Treasurer


                                JUNIPER COAL COMPANY

                                By:  /s/ Steven F. Schaab
                                     ------------------------------------
                                     Name:  S.F. Schaab
                                     Title: Vice President and Treasurer


                                KAYENTA MOBILE HOME PARK, INC.

                                By:  /s/ Doug A. Wagner
                                     ------------------------------------
                                     Name:  D.A. Wagner
                                     Title: President


                                MARTINKA COAL COMPANY

                                By:  /s/ J.C. Klingl
                                     ------------------------------------
                                     Name:  J.C. Klingl
                                     Title: Vice President

                       MIDCO SUPPLY AND EQUIPMENT CORPORATION


                       By:  /s/ Steven F. Schaab
                            -------------------------------
                            Name:  S.F. Schaab
                            Title: Vice President and Treasurer


                       MOUNTAIN VIEW COAL COMPANY

                       By:  /s/ J.C. Klingl
                            -------------------------------
                            Name:  J.C. Klingl
                            Title: Vice President


                       NORTH PAGE COAL CORP.


                       By:  /s/ J.C. Sevem
                            -------------------------------
                            Name:  J.C. Sevem
                            Title: Vice President


                       OHIO COUNTY COAL COMPANY

                       By:  /s/ Steven F. Schaab
                            -------------------------------
                            Name:  S.F. Schaab
                            Title: Vice President and Treasurer


                       PATRIOT COAL COMPANY L.P.
                                By:  Bluegrass Coal Company

                       By:  /s/ Steven F. Schaab
                            -------------------------------
                            Name:  S.F. Schaab
                            Title: Vice President and Treasurer


                       PEABODY AMERICA, INC.


                       By:  /s/ J.L. Klinger
                            -------------------------------
                            Name:  J.L. Klinger
                            Title: Vice President and Assistant Secretary

                      PEABODY COALSALES COMPANY

                      By:  /s/ J.C. Sevem
                           ------------------------------
                           Name:  J.C. Sevem
                           Title: Secretary


                      PEABODY COALTRADE, INC.


                      By:  /s/ Steven F. Schaab
                           ------------------------------
                           Name:  S.F. Schaab
                           Title: Vice President and Treasurer


                      PEABODY COAL COMPANY


                      By:  /s/ J.L. Klinger
                           ------------------------------
                           Name:  J.L. Klinger
                           Title: Vice President and Assistant Secretary


                      PEABODY DEVELOPMENT COMPANY

                      By:  /s/ Steven F. Schaab
                           ------------------------------
                           Name:  S.F. Schaab
                           Title: Vice President and Treasurer


                      PEABODY ENERGY SOLUTIONS, INC.


                      By:  /s/ Steven F. Schaab
                           ------------------------------
                           Name:  S.F. Schaab
                           Title: Vice President and Treasurer


                      PEABODY HOLDING COMPANY, INC.


                      By:  /s/ Steven F. Schaab
                           ------------------------------
                           Name:  S.F. Schaab
                           Title: Vice President and Treasurer

                      PEABODY NATURAL RESOURCES COMPANY
                               By:  Gold Fields Mining Corporation

                      By:  /s/ Steven F. Schaab
                           -------------------------------
                           Name:  S.F. Schaab
                           Title: Vice President


                      PEABODY SOUTHWESTERN COAL COMPANY


                      By:  /s/ Steven F. Schaab
                           -------------------------------
                           Name:  S.F. Schaab
                           Title: Vice President and Assistant Treasurer


                      PEABODY TERMINALS, INC.


                      By:  /s/ Steven F. Schaab
                           -------------------------------
                           Name:  S.F. Schaab
                           Title: Vice President


                      PEABODY VENEZUELA COAL CORP.


                      By:  /s/ Steven F. Schaab
                           -------------------------------
                           Name:  S.F. Schaab
                           Title: Vice President


                      PEABODY WESTERN COAL COMPANY

                      By:  /s/ J.C. Klingl
                           -------------------------------
                           Name:  J.C. Klingl
                           Title: Vice President

                                PINE RIDGE COAL COMPANY

                                By:  /s/ J.C. Klingl
                                     ------------------------------------
                                     Name:  J.C. Klingl
                                     Title: Vice President


                                POWDER RIVER COAL COMPANY

                                By:  /s/ Steven F. Schaab
                                     ------------------------------------
                                     Name:  S.F. Schaab
                                     Title: Vice President and Treasurer


                                RIO ESCONDIDO COAL CORP.

                                By:  /s/ Steven F. Schaab
                                     ------------------------------------
                                     Name:  S.F. Schaab
                                     Title: Vice President


                                SENECA COAL COMPANY

                                By:  /s/ J.C. Klingl
                                     ------------------------------------
                                     Name:  J.C. Klingl
                                     Title: Vice President


                                SENTRY MINING COMPANY

                                By:  /s/ Steven F. Schaab
                                     ------------------------------------
                                     Name:  S.F. Schaab
                                     Title: Vice President and Treasurer


                                SNOWBERRY LAND COMPANY

                                By:  /s/ Steven F. Schaab
                                     ------------------------------------
                                     Name:  S.F. Schaab
                                     Title: Vice President and Treasurer

                                STERLING SMOKELESS COAL COMPANY


                                By:  /s/ T.L. Bethel
                                     ------------------------------------
                                     Name:  T.L. Bethel
                                     Title: Vice President and Treasurer


                                THOROUGHBRED, L.L.C.
                                     By:  Peabody Holding Company, Inc.


                                By:  /s/ Steven F. Schaab
                                     ------------------------------------
                                     Name:  S.F. Schaab
                                     Title: Vice President and Treasurer